                   AMENDED AND RESTATED TAX SHARING AGREEMENT

            AMENDED AND RESTATED TAX SHARING AGREEMENT, made as of March 15, 2001, by and among BPC Holding Corporation, a Delaware corporation having its principal place of business at 101 Oakley Street, Evansville, Indiana 47710 ("Holding"), and those corporations that have executed this Agreement and whose names and principal places of business are set forth on Exhibit A hereto (all of which are direct or indirect domestic subsidiaries of Holding and are includible in the consolidated Federal income tax return of the affiliated group (within the meaning of Section 1504 of the Internal Revenue Code of 1986, as amended (the "Code")) of which Holding is the common parent corporation (hereinafter, the "Holding Group") for the fiscal year ended December 31, 1994), and such other parties as may become members of the Holding Group in subsequent fiscal years for which Holding files a consolidated Federal income tax return as the common parent corporation of an affiliated group, and who execute this Agreement (hereinafter, sometimes collectively referred to as the "Subsidiaries").

            This Amended and Restated Tax Sharing Agreement amends and restates the Tax Sharing Agreement dated as of April 20, 1994, among Holding and the other parties thereto, for the purpose of memorializing certain oral agreements previously made by the parties hereto.

            Holding and the Subsidiaries wish to provide for payment of the consolidated Federal income tax and certain state and local tax liabilities of the Holding Group by Holding; for the contribution to such payment by the various members of the Holding Group, including Berry Plastics Corporation, a Delaware corporation having its principal place of business at 101 Oakley Street, Evansville, Indiana 47710 ("Berry"), and any direct and indirect subsidiaries of Berry ("Berry Subsidiaries") that may be includible in the Holding Group (hereinafter, Berry and such Berry Subsidiaries are sometimes collectively referred to as the "Berry Group"), to which such liability may be attributable in whole or in part; and for the reimbursement by Holding to those Subsidiaries that produce losses or credits in any fiscal year in the amount of the benefit that such Subsidiary would be entitled to with respect to such losses or credits on a separate return basis, or for the benefit, in whole or in part, that such losses or credits produce for the Holding Group.

            In consideration of the foregoing, and of the mutual covenants and promises herein contained, Holding and the Subsidiaries agree as follows:

      1. Allocation and Payment of Tax Liability of Members of Group.

            (a) For the fiscal year ended December 31, 1994 and for each subsequent fiscal year for which this Agreement may remain in effect, each Subsidiary shall be required to pay to Holding (in the manner provided in paragraph 1(c) hereof), as its share of the consolidated Federal income tax liability of the Holding Group, an amount equal to the Federal income tax liability that would have been payable by such Subsidiary for such year if it had filed a separate income tax return for such year and all prior years; provided, however, that in computing separate return tax liability, no account shall be taken of any deduction, loss or credit of any Subsidiary to the extent that such Subsidiary has previously received payment therefor, pursuant to
Section 3 hereof. Payments shall be required to be made in each fiscal year pursuant to this Section without regard to the actual consolidated Federal income tax liability, if any, of the Holding Group for such year.

            (b) For the purposes of this Agreement, if, in any fiscal year, one or more Berry Subsidiaries are includible in the Holding Group, all members of the Berry Group shall be deemed to constitute a single member of the Holding Group, and any portion of the Holding

Group consolidated Federal income tax liability for any fiscal year that is apportioned to the Berry Group in accordance with this Section shall be allocated among the members thereof in such manner as they may agree. The amount of separate return tax liability required to be paid to Holding by Berry or the Berry Group in any year pursuant to this Section shall be determined as if Berry had filed a consolidated Federal income tax return for such year and for all prior years, on behalf of itself and all Berry Subsidiaries that were includible corporations described in Section 1504(a)(1) of the Code for such year or prior years, as the case may be.

            (c) Each member (or group of members) of the Holding Group shall make payment to Holding of any consolidated Federal income tax liability allocated to it pursuant to this Section 1, and Holding shall have sole responsibility for making any required payments to the Internal Revenue Service (the "IRS") in satisfaction of the consolidated Federal income tax liability of the Holding Group for each fiscal year. Subject to the provisions of Section 1(d) below, for each quarter of each fiscal year after the year ended December 31, 1994, each member (or group of members) of the Holding Group shall make payment to Holding of any amount required to be paid pursuant to this Section no later than the date upon which such member (or group of members) would be required to make an installment payment of estimated income tax to the IRS for such quarter, in accordance with Section 6655 of the Code. The amount of any overpayment or underpayment pursuant to this Section shall be credited against or added to, as the case may be, the amount otherwise required to be paid for the fiscal quarter within which the amount of such overpayment or underpayment first becomes reasonably ascertainable; provided, however, that, upon written request (including supporting schedules) of any member (or group of members), made after the close of any fiscal year but within the period described in
Section 6425(a)(1) of the Code, Holding shall repay to such member (or group of members), within the period described in Section 6425(b)(1) of the Code, the amount of any net remaining overpayment of consolidated tax liability made by such member (or group of members) for such year.

            (d) Anything contained in this Agreement to the contrary notwithstanding, any payment to be made by any party hereto to any other party hereto may be deferred until such time as either (I) the party obligated to make such payment elects to make the relevant payment or (II) the party entitled to receive such payment demands that such payment be made. All such deferred payments shall bear interest at an annual rate that approximates the average interest rate under Berry's revolving credit facility over the time period that such payment is deferred, computed on the basis of the actual number of days elapsed over a 365-day period. The provisions of this Section 1(d) shall apply to all payment obligations that arose since the inception of this Agreement as originally entered into as of April 20, 1994.

      2. Payment for Tax Benefits of Members. From and after the date hereof, if any member (or group of members) of the Holding Group would be entitled to a refund of Federal income taxes previously paid in any prior fiscal year, computed on a separate return basis (in the manner described in Section 1 hereof), as a result of any losses, deductions or credits claimed by such member (or group of members) for any fiscal year for which this Agreement may be in effect (any such entitlement to a refund being referred to herein as a "Separate Return Tax Benefit"), whether by reason of a carryback of a net operating loss, or a net capital loss or tax credit, or otherwise, then, upon written request (including supporting schedules) of such member (or group of members), made within the period described in Section 6411(a) of the Code, Holding shall pay the amount of such Separate Return Tax Benefit to such member, within the period described in Section 6411(b) of the Code (subject to the provisions of Section 1(d)
above). In the case of Berry and Berry Subsidiaries, the amount of the Separate Return Tax Benefit for any year shall be computed as if Berry had filed a consolidated Federal income tax return for such year and for all prior years on behalf of itself and all other Berry Subsidiaries that were includible corporations described in Section 1504(a)(1) of the Code. The amount of any payment required to be made to any member (or group of members) pursuant to this
Section 2 shall be reduced by any amount previously paid to such member (or group of members) with respect to such losses, deductions or credits pursuant to
Section 3 hereof.

      3. Payment for Tax Benefits of Group.

            (a) If, for any fiscal year during which this Agreement is in effect, any member (or group of members) shall have a negative separate return tax liability (hereinafter, a "Loss Member"), Holding intends to pay to such Loss Member an amount equal to the tax benefit realized by the Holding Group for such year (the "Group Tax Benefit") as a result of such negative separate return tax liability. For purposes of this Agreement, the Group Tax Benefit for any fiscal year shall be equal to the excess, if any, of (i) the sum of the separate return tax liabilities of each member of the Holding Group having a positive separate return tax liability for such year, over (ii) the actual consolidated Federal income tax liability of the Holding Group for such year. For purposes of this Section 3, "separate return tax liability" shall be computed in accordance with, and subject to the exceptions and limitations provided in Treas. Reg. ss. 1.1552-1(a)(2)(ii). "negative separate return tax liability" shall similarly be ascertained under the principles of Treas. Reg. ss. 1.1552-1(a)(2)(ii), as if the Loss Member had filed a separate return for such fiscal year as its first separate return year and allocated to such separate return year carryover and carryback items of consolidated net operating loss, consolidated net capital loss, consolidated unused investment credit, consolidated unused foreign tax credit, and consolidated excess charitable contributions under the provisions of Treas. Reg. ss. 1.1502-79. In the case of the Berry Group, separate return tax liability and negative separate return tax liability shall be computed in accordance with the principles set forth in this Section 3, on a consolidated basis.

            (b) Within 90 days after the beginning of each fiscal year for which this Agreement may be in effect, Holding shall give written notice to each Subsidiary of its intention to pay one or more Loss Members in an amount equal to all, or any portion, of their proportionate part (determined in the manner provided in paragraph 3(a)) of any Group Tax Benefit that may be realized by the Holding Group for such year. Holding intends to make such payments on a quarterly basis, in the manner described in paragraph 1(c) hereof; provided, however, that all payments made pursuant to this Section 3 shall be made in the sole discretion of Holding, and Holding shall have no obligations or liability whatsoever with respect thereto to any Loss Member; and provided, further, that any payment made to any Loss Member in a fiscal year pursuant to this Section 3 shall be reduced by any amount previously paid to such Loss Member with respect to such year under Section 2 hereof.

      4. Adjustments. Any adjustment of income, deduction, or credit that results after the fiscal year in question by reason of any carryback, amended return, claim for refund, or audit shall be given effect by redetermining amounts payable and reimbursable for such fiscal year hereunder as if such adjustment had been part of the original determination hereunder, with interest payable in the amounts provided in Section 6611 of the Code. Any increases in the consolidated Federal income tax liability of the Holding Group, and any penalties and interest imposed with respect to any consolidated Federal income tax return filed on behalf of the Holding Group, shall be given effect by redetermining amounts payable for such fiscal year as if such adjustment had been part of the original determination hereunder.

      5. Alternative Minimum Tax. Each Subsidiary shall be required to pay to Holding, as its share of any alternative minimum tax imposed on the Holding Group pursuant to Section 55 of the Code, an amount of such liability that Holding shall allocate to each Subsidiary, provided that any such amounts so allocated pursuant to this Section 5.1 shall be allocated by Holding in a manner that is equitable and is consistent with Section 55 and Section 1502 of the Code, and the Treasury Regulations promulgated thereunder, including any amendments thereto and consistent with the allocations of tax liability pursuant to Section 1 hereof.

      6. State Taxes. If, at any time from and after the date hereof, the liability of Holding and the Subsidiaries for any state or local income or franchise taxes is determined on a consolidated or combined basis, this Agreement shall be applied in like manner to determine liability for, and tax benefit payments with respect to, such taxes.

      7. Termination. This Agreement may be terminated at any time upon mutual agreement of the parties hereto; provided, however, that such termination shall not relieve Holding of the obligation to make payments to any Subsidiary pursuant to Section 2 hereof for any separate return tax benefit to which such Subsidiary would have been entitled (if this Agreement had remained in effect) as a result of any loss, deductions or credits taken by such Subsidiary for any fiscal year for which this Agreement was in effect, nor will it relieve Holding or the Subsidiaries of any obligations pursuant to Sections 1.3, 4, and 6 hereof.

      8. Effective Date. This Agreement shall be effective for the taxable year of the Holding Group ended December 31, 1994, and for all taxable years thereafter.

      9. Captions. All section captions contained in this Agreement are for convenience only and shall not be deemed a part of this Agreement.

      10. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

      11. Governing Law. This Agreement shall be governed by the laws applicable to contracts entered into and to be fully performed within the State of New York by residents thereof.

      12. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

            IN WITNESS WHEREOF, Holding and the Subsidiaries have executed this Agreement as of the day and year first above written.

                                        BERRY PLASTICS CORPORATION

                                        By: /s/ James M. Kratochvil
                                            ------------------------------------
                                            James M. Kratochvil
                                            Executive Vice President, Chief
                                            Financial Officer, Treasurer and
                                            Secretary


                                        BPC HOLDING CORPORATION

                                        By: /s/ James M. Kratochvil
                                            ------------------------------------
                                            James M. Kratochvil
                                            Executive Vice President, Chief
                                            Financial Officer, Treasurer and
                                            Secretary


                                        BERRY IOWA CORPORATION

                                        By: /s/ James M. Kratochvil
                                            ------------------------------------
                                            James M. Kratochvil
                                            Executive Vice President, Chief
                                            Financial Officer, Treasurer and
                                            Secretary


                                        BERRY TRI-PLAS CORPORATION

                                        By: /s/ James M. Kratochvil
                                            ------------------------------------
                                            James M. Kratochvil
                                            Executive Vice President, Chief
                                            Financial Officer, Treasurer and
                                            Secretary


                                        BERRY STERLING CORPORATION

                                        By: /s/ James M. Kratochvil
                                            ------------------------------------
                                            James M. Kratochvil
                                            Executive Vice President, Chief
                                            Financial Officer, Treasurer and
                                            Secretary

                                        AEROCON, INC.

                                        By: /s/ James M. Kratochvil
                                            ------------------------------------
                                            James M. Kratochvil
                                            Executive Vice President, Chief
                                            Financial Officer, Treasurer and
                                            Secretary


                                        PACKERWARE CORPORATION

                                        By: /s/ James M. Kratochvil
                                            ------------------------------------
                                            James M. Kratochvil
                                            Executive Vice President, Chief
                                            Financial Officer, Treasurer and
                                            Secretary


                                        BERRY PLASTICS DESIGN CORPORATION

                                        By: /s/ James M. Kratochvil
                                            ------------------------------------
                                            James M. Kratochvil
                                            Executive Vice President, Chief
                                            Financial Officer, Treasurer and
                                            Secretary


                                        VENTURE PACKAGING, INC.

                                        By: /s/ James M. Kratochvil
                                            ------------------------------------
                                            James M. Kratochvil
                                            Executive Vice President, Chief
                                            Financial Officer, Treasurer and
                                            Secretary


                                        BERRY PLASTICS TECHNICAL SERVICES, INC.

                                        By: /s/ James M. Kratochvil
                                            ------------------------------------
                                            James M. Kratochvil
                                            Executive Vice President, Chief
                                            Financial Officer, Treasurer and
                                            Secretary

                                        VENTURE PACKAGING MIDWEST, INC.

                                        By: /s/ James M. Kratochvil
                                            ------------------------------------
                                            James M. Kratochvil
                                            Executive Vice President, Chief
                                            Financial Officer, Treasurer and
                                            Secretary


                                        KNIGHT PLASTICS, INC.

                                        By: /s/ James M. Kratochvil
                                            ------------------------------------
                                            James M. Kratochvil
                                            Executive Vice President, Chief
                                            Financial Officer, Treasurer and
                                            Secretary


                                        CPI HOLDING CORPORATION

                                        By: /s/ James M. Kratochvil
                                            ------------------------------------
                                            James M. Kratochvil
                                            Executive Vice President, Chief
                                            Financial Officer, Treasurer and
                                            Secretary


                                        CARDINAL PACKAGING, INC.

                                        By: /s/ James M. Kratochvil
                                            ------------------------------------
                                            James M. Kratochvil
                                            Executive Vice President, Chief
                                            Financial Officer, Treasurer and
                                            Secretary


                                        BERRY PLASTICS ACQUISITION
                                        CORPORATION II

                                        By: /s/ James M. Kratochvil
                                            ------------------------------------
                                            James M. Kratochvil
                                            Executive Vice President, Chief
                                            Financial Officer, Treasurer and
                                            Secretary

                                        BERRY PLASTICS ACQUISITION
                                        CORPORATION III

                                        By: /s/ James M. Kratochvil
                                            ------------------------------------
                                            James M. Kratochvil
                                            Executive Vice President, Chief
                                            Financial Officer, Treasurer and
                                            Secretary


                                        POLY-SEAL CORPORATION

                                        By: /s/ James M. Kratochvil
                                            ------------------------------------
                                            James M. Kratochvil
                                            Executive Vice President, Chief
                                            Financial Officer, Treasurer and
                                            Secretary

                                    EXHIBIT A

Name                                           Principal Place of Business
---------------------------------------------  ---------------------------------

Berry Plastics Corporation                     101 Oakley Street
                                               Evansville, Indiana 47710

BPC Holding Corporation                        101 Oakley Street
                                               Evansville, Indiana 47710

Berry Iowa Corporation                         1036 Industrial Park Road
                                               Iowa Falls, Iowa 50126

Berry Tri-Plas Corporation                     3414 Wesley Chapel-Stouts Road
                                               Monroe, NC 28110

Berry Sterling Corporation                     101 Oakley Street
                                               Evansville, Indiana 47710

AeroCon, Inc.                                  101 Oakley Street
                                               Evansville, Indiana 47710

PackerWare Corporation                         2330 Packer Road
                                               Lawrence, KS 66044

Berry Plastics Design Corporation              1401 Progress Road
                                               Suffolk, Virginia 23434

Venture Packaging, Inc.                        311 W. Monroe Street
                                               Monroeville, OH 44847

Berry Plastics Technical Services, Inc.        1371 Chilicothe Road
                                               Aurora, OH 44202

Venture Packaging Midwest, Inc.                311 W. Monroe Street
                                               Monroeville, OH 44847

Knight Plastics, Inc.                          1008 Courtaulds Drive
                                               Woodstock, Illinois 60098

CPI Holding Corporation                        1275 Ethan Avenue
                                               Streetsboro, OH 44241

Cardinal Packaging, Inc.                       1275 Ethan Avenue
                                               Streetsboro, OH 44241

Berry Plastics Acquisition Corporation II      101 Oakley Street
                                               Evansville, Indiana 47710

Berry Plastics Acquisition Corporation III     101 Oakley Street
                                               Evansville, Indiana 47710

Poly-Seal Corporation                          1810 Portal Street
                                               Baltimore, Maryland 21224